UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 28, 2025

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MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-16263	58-2572419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 300, Atlanta, Georgia 30329

(Address of principal executive offices) (zip code)

(404) 321-7910

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Amended and Restated Bylaws

On January 28, 2025, the Marine Products Corporation (the “Company”) Board of Directors approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments contained in the Amended and Restated Bylaws effected the following changes:

•	To declassify the Board and instead provide for annual elections of directors beginning with the Company’s 2026 Annual Meeting of stockholders (the “2026 Annual Meeting”). In order to fully effect the declassification, the Board also adopted, subject to stockholder approval, amendments to the Company’s Certificate of Incorporation that will be submitted for stockholder approval at the Company’s 2025 Annual Meeting of stockholders. In addition, in order to declassify the Board beginning with the 2026 Annual Meeting, each director whose term of office will not expire at the 2026 Annual Meeting, which shall include all Class II and Class III directors, is expected to tender his or her resignation as a director to the Chairman of the Board immediately following the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware that effects the declassification, in order that each such director may then be reappointed to the Board for a one-year term that will expire at the 2026 Annual Meeting. In connection with declassifying the Board, each director will become subject to removal with or without cause by the stockholders.

•	To provide that, except as may otherwise be required by Delaware law, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. In order for this provision to fully take effect, the amendment to the Certificate of Incorporation to declassify the Board described above, as well as a proposed amendment to remove from the Certificate of Incorporation the requirement that directors can only be removed by a vote of 66.7% of the stockholders, must be approved at the 2025 Annual Meeting of Stockholders.

•	To clarify the duties of the President of the Company, which shall be to have the general supervision and direction of the other officers of the Company and to see that their duties are properly performed, or as may be designated by the Chairman or Vice Chairman.

•	To provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint with respect to certain specified intracorporate proceedings that asserts a cause of action arising under the Securities Act of 1933, as amended, from time to time.

•	To enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring:

o	additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;

o

all stockholders who solicit proxies with respect to nominees for director to comply with the requirements of Rule 14a-19 under the Exchange Act, and that failure by a stockholder who solicits proxies for their own director nominees to comply with Rule 14a-19 will result in their nominees being ineligible for election to the Board;

o

the stockholder submitting a nomination or proposing business to (a) provide any other information reasonably requested from time to time by the Company within five business days after each such request, (b) update and supplement promptly (and in any event no later than two business days prior to the commencement of the applicable meeting of stockholders) any information provided to the Company in the notice required by the Bylaws, or at the Company’s request pursuant to the Bylaws, if any such information ceases for any reason to be accurate or complete in any material respect, and (c) affirm such information as accurate and complete as of two business days prior to the commencement of the applicable meeting of stockholders; and

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o	that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also incorporate various other non-material updates and technical, clarifying and conforming changes.  The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a redlined copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The Board also approved additional amendments to the Company’s Certificate of Incorporation, subject to stockholder approval, that will be recommended to the Company’s stockholders for approval at the 2025 Annual Meeting of Stockholders, including the following:

•	To remove a provision specifying the requirements to call a special meeting of stockholders from our Certificate of Incorporation, which would result in the provisions of our Bylaws controlling, which provide that special meetings of the stockholders may be called at any time by the chairman and shall be called by the chairman or secretary on the request in writing or by vote of a majority of the directors or at the request in writing of stockholders of record owning a majority in amount of the capital stock outstanding and entitled to vote; and

•	To remove a provision from our Certificate of Incorporation requiring a 66.7% vote in order for stockholders to amend our Bylaws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to facilitate the declassification of the Company’s Board of Directors referenced above, it is expected that each of Gary W. Rollins, Richard A. Hubbell, John F. Wilson, Timothy C. Rollins, Pamela R. Rollins, Susan R. Bell and Amy R. Kreisler will tender his or her resignation from the Board of Directors immediately following the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware that effects the declassification, solely for the purpose of shortening their terms as directors of the Company in order that each such director may then be reappointed to the Board for a one-year term that will expire at the 2026 Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

3.1	Redlined Bylaws, as Amended

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE PRODUCTS CORPORATION

Date: January 30, 2025	By:	/s/ Michael L. Schmit
Michael L. Schmit Chief Financial Officer and Treasurer

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